Exhibit 21

Sara Lee Corporation—Subsidiaries

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

NAME OF SUBSIDIARY	PLACE OF FORMATION

UNITED STATES SUBSIDIARIES

BRYAN FOODS, INC.	Delaware
EGR CALIFORNIA REGION SUPPORT SERVICES, INC.	California
COURTAULDS TEXTILES U.S., INC.	Delaware
EARTHGRAINS BAKING COMPANIES, INC.	Delaware
EARTHGRAINS INTERNATIONAL HOLDINGS, INC.	Delaware
EGBERT LLC	Delaware
EGR INTERNATIONAL, INC.	Delaware
EGR RESOURCES, INC.	Delaware
EGR TEXAS GENERAL PARTNER, LLC	Delaware
GALLO SALAME, INC.	California
INTERNATIONAL AFFILIATES & INVESTMENT LLC	Delaware
SARA LEE—KIWI HOLDINGS, INC.	Delaware
SARA LEE BAKERY GROUP, INC.	Delaware
SARA LEE CHAMPION EUROPE, INC.	Delaware
SARA LEE EQUITY, L.L.C.	Delaware
SARA LEE FOODS, LLC	Delaware
SARA LEE FRENCH FUNDING COMPANY L.L.C	Delaware
SARA LEE FRENCH INVESTMENT COMPANY, L.L.C.	Delaware
SARA LEE GLOBAL FINANCE, L.L.C.	Delaware
SARA LEE INTERNATIONAL FINANCE CORPORATION	Delaware
SARA LEE INTERNATIONAL FUNDING COMPANY L.L.C.	Delaware
SARA LEE INTERNATIONAL LLC	Delaware
Sara Lee Mexicana Holdings Investment, L.L.C.	Delaware
SARA LEE/DE US LLC	Delaware
SARAMAR, L.L.C.	Delaware
SOUTHERN FAMILY FOODS, L.L.C.	Delaware
WS REAL ESTATE, LLC	Delaware
EARTHGRAINS REFRIGERATED DOUGH PRODCUTS, L.P.	Texas

FOREIGN SUBSIDIARIES

SARA LEE AUSTRALIA	Australia
SARA LEE AUSTRALIA & NZ PTY. LTD.	Australia
SARA LEE FOOD & BEVERAGE (AUSTRALIA) PTY. LTD.	Australia
SARA LEE FOOD HOLDINGS PTY. LTD.	Australia
SARA LEE FOODSERVICE (AUSTRALIA) PTY. LTD.	Australia

NAME OF SUBSIDIARY	PLACE OF FORMATION

SARA LEE GROUP (AUSTRALIA) PTY LTD	Australia
SARA LEE HOLDINGS (AUSTRALIA) PTY. LTD.	Australia
SARA LEE HOUSEHOLD & BODY CARE (AUSTRALIA) PTY LTD.	Australia
SL/DE AUSTRALIA PTY LTD	Australia
SL/DE Holdings (Australia) Pty. Ltd.	Australia
SANTORA KAFFEE SYSTEME GmbH	Austria
SARA LEE HOUSEHOLD AND BODY CARE OSTERREICH GMBH	Austria
DOUWE EGBERTS COFFEE SYSTEMS N.V.	Belgium
INTRADAL PRODUKTIE BELGIUM NV	Belgium
JACQMOTTE N.V.	Belgium
SARA LEE COFFEE & TEA BELGIUM N.V./S.A.	Belgium
SARA LEE FINANCE BELGIUM B.V.B.A.	Belgium
SARA LEE HOUSEHOLD AND BODY CARE BELGIUM N.V.	Belgium
SARA LEE/DE IMMO N.V.	Belgium
ZWARTE KAT B.V.B.A.	Belgium
CONOPLEX INSURANCE COMPANY LTD.	Bermuda
Sara Lee Cafes Do Brasil Ltda.	Brazil
Kiwi Canada, a division of Sara Lee of Canada Limited Partnership	Canada
Sara Lee Foodservice Ltd.	Canada
TANA CANADA INCORPORATED/TANA CANADA INCORPOREE.	Canada
FUJIAN SARA LEE CONSUMER PRODUCTS CO. LTD.	China
KIWI BRANDS TIANJIN CO. LTD.	China
NUTRI-METICS INTERNATIONAL (GUANGZHOU) LTD.	China
SARA LEE/DE (CYPRUS) LIMITED	Cyprus
SARA LEE/DE INVESTMENTS (CYPRUS) LIMITED	Cyprus
BALIRNY DOUWE EGBERTS A.S.	Czech Republic
A/S BLUMOLLER	Denmark
MERRILD KAFFE A/S	Denmark
Sara Lee Intimates Scandinavia A/S	Denmark
SARA LEE/DE NORDIC FINANCE K/S	Denmark
Douwe Egberts Coffee Systems Limited	England
Import Foods Sara Lee Ltd	England
Kiwi (EA) Limited	England
Sara Lee (UK Investments) Limited	England
Sara Lee Acquisition Limited	England
Sara Lee Bakery UK Limited	England
Sara Lee Coffee & Tea UK Limited	England
Sara Lee Investments	England
Sara Lee UK Finance Limited	England
Sara Lee UK Holdings Limited	England
Sara Lee/DE Holdings Limited	England
Zambesi Finance	England

NAME OF SUBSIDIARY	PLACE OF FORMATION
Courtaulds Textiles Holding S.A.S.	France
DA+ S.A.S.	France
DEF FINANCE S.N.C.	France
DEF HOLDING S.N.C.	France
EuroDough, S.A.S.	France
Euro-Raulet, S.A.S.	France
EuroRol, S.A.S.	France
EuroVita, S.A.S.	France
KIWI HOLDINGS S.N.C.	France
MAISON DU CAFÃ‰ COFFEE SYSTEMS FRANCE S.N.C.	France
SARA LEE COFFEE & TEA FRANCE S.N.C.	France
Sara Lee France Finance S.A.S.	France
Sara Lee France S.N.C.	France
SARA LEE HOUSEHOLD AND BODY CARE FRANCE S.N.C.	France
Sara Lee/DE France S.A.S.	France
Allsohl GmbH	Germany
BAMA INTERNATIONAL, a branch of Sara Lee Deutschland GmbH	Germany
COFFENCO INTERNATIONAL GMBH	Germany
DEFACTO DEUTSCHLAND GMBH	Germany
FAIRWIND GMBH	Germany
INTEX DESSOUS GMBH, a branch of Sara Lee Germany GmbH	Germany
ISCAL GmbH	Germany
Jensen & Graf Kaffeespezialitaten GmbH	Germany
Justepas GmbH	Germany
Meltonian GmbH	Germany
SARA LEE COFFEE & TEA GERMANY GmbH	Germany
SARA LEE DEUTSCHLAND GmbH	Germany
SARA LEE FOODS GERMANY GMBH	Germany
Sara Lee Germany GmbH	Germany
SARA LEE HOUSEHOLD & BODY CARE DEUTSCHLAND	Germany
Sara Lee Household & Body Care, a branch of Sara Lee Deutschland GmbH	Germany
SARA LEE/DE HOLDING GMBH	Germany
Yourstep GmbH	Germany
SARA LEE COFFEE AND TEA HELLAS S.A.	Greece
SARA LEE HELLAS A.E.	Greece
Sara Lee Holdings Hellas E.P.E.	Greece
SARA LEE HONG KONG LTD.	Hong Kong

SARA LEE HUNGARY KAVE ES TEA KERESKEDELMI KFT.	Hungary
SARA LEE KAVE ES TEA ELELMIEZER FELDOLGOZO, CSOMAGOLO, KERESKEDELMI RT	Hungary
GODREJ SARA LEE LTD.	India
SARA LEE HOUSEHOLD AND BODY CARE INDIA PVT. LTD.	India

NAME OF SUBSIDIARY	PLACE OF FORMATION
P.T. PREMIER VENTURES INDONESIA	Indonesia
P.T. SARA LEE BODY CARE INDONESIA TBK	Indonesia
P.T. SARA LEE HOUSEHOLD INDONESIA	Indonesia
P.T. SARA LEE INDONESIA	Indonesia
P.T. SARA LEE TRADING INDONESIA	Indonesia
P.T. SURIA YOZANI INDONESIA	Indonesia
Linnyshaw Insurance Limited	Isle Of Man
DIM, a division of Sara Lee Branded Apparel Italia SpA	Italy
EURODOUGH ITALIA SRL	Italy
SARA LEE HOUSEHOLD AND BODY CARE ITALY S.p.A.	Italy
SARA LEE HOUSEHOLD AND BODY CARE KENYA LTD.	Kenya
SARA LEE BALTIC, S.I.A.	Latvia
AGEPAL SARL	Luxembourg
SARA LEE COFFEE LUXEMBOURG S.a.r.L.	Luxembourg
SARA LEE FINANCE LUXEMBOURG SARL	Luxembourg
SARA LEE HOUSEHOLD AND BODY CARE (MALAWI) LTD.	Malawi
HOMESAFE PRODUCTS (M) SDN. BHD.	Malaysia
KIWI MANUFACTURING SDN. BHD.	Malaysia
SARA LEE MALAYSIA SDN. BHD.	Malaysia
SARA LEE SOUTH EAST ASIA SDN BHD	Malaysia
SARA LEE MAURITIUS HOLDING PTE LTD.	Mauritius
CONGELACION Y CONSERVACION DE ALIMENTOS, S. de R.L. de C.V.	Mexico
DECS GLOBAL NETWORK MEXICANA, S.A. DE C.V.	Mexico
DECS INTERNATIONAL MEXICO, S.A. DE C.V.	Mexico
Mexican Traders S.A. de C.V.	Mexico
SARA LEE HOUSEHOLD AND BODY CARE DE MEXICO S. DE R.L. DE C.V.	Mexico
SARA LEE MEXICAN FUNDING, S. de R.L. de C.V.	Mexico
AVORY SHLAIN COSMETICS (NAMIBIA) PTY. LTD.	Namibia
BARO BESTUURSMAATSCHAPPIJ B.V.	Netherlands
BEHEERSMAATSCHAPPIJ BEVEM B.V.	Netherlands
BETKE HOLLANDSCHE CACAPRODUCTEN EXPORT MAATSCHAPPIJ B.V.	Netherlands
BIOTEX BV	Netherlands
BUTTRESS B.V.	Netherlands
COOPERATIEVE DOUWE EGBERTS FINANCE U.A.	Netherlands
COOPERATIEVE SARA LEE HOUSEHOLD AND BODY CARE FINANCE U.A.	Netherlands
DECAF B.V.	Netherlands
DEFACTO B.V.	Netherlands
DOUWE EGBERTS BELEGGINGSMAATSCHAPPIJ B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS GLOBAL NETWORK B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS INTERNATIONAL B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS NEDERLAND B.V.	Netherlands
DOUWE EGBERTS COFFEE TREATMENT & SUPPLY B.V.	Netherlands

NAME OF SUBSIDIARY	PLACE OF FORMATION
DOUWE EGBERTS KOFFIE & KADO BV	Netherlands
DOUWE EGBERTS NEDERLAND B.V.	Netherlands
DOUWE EGBERTS RHO BV	Netherlands
DOUWE EGBERTS SIGMA BV	Netherlands
DOUWE EGBERTS VAN NELLE PARTICIPATIONS B.V.	Netherlands
Earthgrains European Holdings, C.V.	Netherlands
Earthgrains European Investments, B.V.	Netherlands
FIHOMIJ B.V.	Netherlands
I. TAS EZN B.V.	Netherlands
INTEC B.V.	Netherlands
KIWI EUROPEAN HOLDINGS B.V.	Netherlands
KONINKLIJKE DOUWE EGBERTS B.V.	Netherlands
LODA B.V.	Netherlands
MARANDER ASSURANTIE COMPAGNIE B.V.	Netherlands
SARA LEE COFFEE & TEA ASIA B.V.	Netherlands
SARA LEE EXPORT B.V.	Netherlands
SARA LEE FOODS EUROPE B.V.	Netherlands
SARA LEE FOODS PARTICIPATIES B.V.	Netherlands
SARA LEE HOUSEHOLD & BODY CARE RESEARCH, a branch of Sara Lee Household & Body Care International B.V.	Netherlands
Sara Lee Household and Body Care International B.V.	Netherlands
SARA LEE HOUSEHOLD AND BODY CARE NEDERLAND BV	Netherlands
Sara Lee International BV	Netherlands
SARA LEE INTERNATIONAL HOLDINGS B.V.	Netherlands
Sara Lee Intimates Nederland B.V.	Netherlands
SARA LEE INVESTMENTS GREECE B.V.	Netherlands
SARA LEE/DE FINANCE B.V.	Netherlands
SARA LEE/DE INVESTMENTS B.V.	Netherlands
SARA LEE/DE N.V.	Netherlands
SARAMAR EUROPE B.V.	Netherlands
ZIJLSTRA’S MEUBELFABRIEK B.V.	Netherlands
CAITLIN FINANCIAL CORPORATION N.V.	Netherlands Antilles
CODEF FINANCIAL SERVICES CV	Netherlands Antilles
COFICO N.V.	Netherlands Antilles
DEFICO N.V.	Netherlands Antilles
SARA LEE/DE ANTILLES N.V.	Netherlands Antilles
SARA LEE/DE FINANCE (ANTILLES) N.V.	Netherlands Antilles
SARA LEE/DE FINANCE S.E.P.	Netherlands Antilles
SARA LEE/DE INVESTMENTS (ANTILLES) NV	Netherlands Antilles
SARA LEE/DE TRADING (Antilles) N.V.	Netherlands Antilles
SARA LEE (NZ) LTD.	New Zealand
SARA LEE FOODSERVICE (NZ) LTD.	New Zealand

NAME OF SUBSIDIARY	PLACE OF FORMATION
Sara Lee Group (N.Z.) Ltd.	New Zealand
SARA LEE HOLDINGS (NZ) LTD.	New Zealand
Kiwi (Nigeria) Limited	Nigeria
KAFFEHUSET FRIELE A/S	Norway
SARA LEE HOUSEHOLD & BODY CARE NORGE AS	Norway
SARA LEE CANADA HOLDINGS LIMITED	Nova Scotia
PERVEZ INDUSTRIAL CORPORATION PTE. LTD.	Pakistan
Cavite Horizons Holding Inc.	Philippines
HOUSEHOLD AND BODY CARE, a division of Sara Lee Philippines Inc.	Philippines
METROLAB INDUSTRIES, INC.	Philippines
SARA LEE PHILIPPINES INC.	Philippines
BAMA Polska Sp. z.o.o.	Poland
PRZEDIEBIORSTWO PRIMA SA	Poland
SARA LEE HOUSEHOLD AND BODY CARE POLAND Sp.z.o.o.	Poland
BIMBO-PRODUCTOS ALIMENTARES SOCOEDADE UNIPESSOAL, LIMITADA	Portugal
DOUWE EGBERTS PORTUGAL - PRODUTOS ALIMENTARES LDA.	Portugal
SARA LEE HOUSEHOLD AND BODY CARE PORTUGAL, PRODUTOS DE CONSUMO Lda	Portugal
Sara Lee/DE Espana, Portuguese Branch	Portugal
SARA LEE EXPORT B.V. (Rep. Office)	Russian Federation
Sara Lee Rus LLC	Russian Federation
SARA LEE SINGAPORE PTE LTD.	Singapore
SARA LEE SLOVAKIA, s.r.o.	Slovak Republic
SARA LEE (SOUTH AFRICA) PTY LTD.	South Africa
SARA LEE HOUSEHOLD AND BODY CARE, a division of Sara Lee (South Africa) Pty Ltd.	South Africa
South African Gossard (Proprietary) Limited	South Africa
Bimbo, S.A.	Spain
Bimbo-Martinez Comercial, S.L.	Spain
Catdes, S.A.	Spain
Pimad, S.A.	Spain
SARA LEE BAKERY IBERIA CORPORATIVA, S.L.	Spain
SARA LEE BAKERY IBERIAN INVESTMENTS, S.L.	Spain
Sara Lee Finance Spain S.L.	Spain
Sara Lee Household and Body Care Espana, S.L.	Spain
Sara Lee Iberia, SL	Spain
SARA LEE SOUTHERN EUROPE, S.L.	Spain
GODREJ SARA LEE LANKA PVT. LTD.	Sri Lanka
SARA LEE HOUSEHOLD & BODY CARE LANKA PVT. LTD.	Sri Lanka
MERRILD COFFEE SYSTEMS SVERIGE AB	Sweden
OPUS HEALTH CARE AB	Sweden
SARA LEE HOUSEHOLD & BODY CARE SVERIGE AB	Sweden

NAME OF SUBSIDIARY	PLACE OF FORMATION
Sara Lee Intimates Scandinavia AB	Sweden
DECOTRADE AG	Switzerland
PRODUCT SUPPLIERS A.G.	Switzerland
SARA LEE HOUSEHOLD AND BODY CARE SCHWEIZ AG	Switzerland
TELEC A.G.	Switzerland
KIWI (THAILAND) LTD	Thailand
SARA LEE (THAILAND) LTD.	Thailand
SARA LEE COFFEE & TEA (THAILAND) LTD.	Thailand
Gromtex S.A.R.L.	Tunisia
KRS S.A.R.L.	Tunisia
P.T.X. Tunisie S.A.R.L.	Tunisia
SARA LEE HOUSEHOLD AND BODY CARE (TURKEY), REP. OFFICE	Turkey
SARA LEE HOUSEHOLD & BODY CARE UGANDA LTD.	Uganda
Throgmorton UK Limited	United Kingdom
SARA LEE KNIT PRODUCTS, Venezuelan branch of Sara Lee Colombia S.A.	Venezuela
SARA LEE HOUSEHOLD AND BODY CARE ZAMBIA LTD.	Zambia
KIWI BRANDS (PRIVATE) LIMITED	Zimbabwe
SARA LEE HOUSEHOLD AND BODY CARE ZIMBABWE PTE LTD.	Zimbabwe